SUPPLEMENT TO THE SUMMARY PROSPECTUS

The date of this supplement is March 5, 2026.

MFS® Corporate Bond Fund

MFS® Corporate Bond Portfolio

MFS® Diversified Income Fund

Effective March 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Gaetan Poirier	March 2026	Investment Officer of MFS

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